Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
11. INCOME TAXES
During the six months ended June 30, 2021 and 2020, the Company recorded no income tax benefits due to the losses incurred and the uncertainty of future taxable income.
Realization of deferred tax assets is dependent upon the generation of future taxable income. As required by ASC 740
Income Taxes
, the Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of June 30, 2021 and December 31, 2020. As the Company has incurred tax losses from inception, the Company determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of June 30, 2021 and December 31, 2020.
The Company does not believe material uncertain tax positions have arisen to date.
The Company’s effective income tax rate for the three and six months ended June 30, 2021 and 2020 was 0.0%.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the
COVID-19
pandemic. The Company continues to evaluate the impact of the CARES Act, but at present does not expect the CARES Act to result in any material income tax benefit.

11. INCOME TAXES
During the years ended December 31, 2020 and 2019, the Company recorded no income tax benefits due to the losses incurred and the uncertainty of future taxable income. For financial reporting purposes, net loss before income taxes, includes the following components:

	Years Ended December 31,
	2020	2019
	(in thousands)
Domestic	$(57,683)	$(49,510)
Foreign	45	—

Total	$(57,638)	$(49,510)

A reconciliation of the expected income tax (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years Ended December 31,
	2020	2019
Federal statutory rate	21.0%	21.0%
State rate, net of federal benefit	4.1%	4.7%
Change in valuation allowance	(30.0)%	(33.6)%
Tax credits generated	5.9%	6.5%
Stock-based compensation	(2.1)%	1.6%
Warrant revaluation	1.4%	0.1%
Permanent differences	(0.2)%	(0.3)%

Effective tax rate	0.0%	0.0%

Deferred tax assets and liabilities consist of the following:

	Years Ended December 31,
	2020	2019
	(in thousands)
Federal and state net operating carryforwards	$36,988	$23,277
Research and development and other credits	8,000	4,658
Stock-based compensation	240	233
Deferred revenue	228	95
Other	1,262	1,166

Gross deferred tax assets	46,718	29,429

Valuation allowance	(46,722)	(29,429)

Net deferred tax assets	$(4)	$—

Realization of deferred tax assets is dependent upon the generation of future taxable income. As required by ASC 740
Income Taxes
, the Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of December 31, 2020 and 2019. As the Company has incurred tax losses from inception, the Company determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2020 and 2019.
As of December 31, 2020 and 2019, the Company had federal net operating loss carryforwards of $143.2 million and $89.1 million, respectively, which may be available to reduce future taxable income. The carryforwards generated in 2018 and prior expire at various dates through 2038. The $126.3 million in carryforwards generated from 2019 onwards do not expire. As of December 31, 2020 and 2019, the Company had state net operating loss carryforwards of $105.8 million and $69.6 million, respectively, which may be available to reduce future taxable income. These carryforwards expire at various dates through 2040. In addition, the Company had federal and state research and development tax credit carryforwards of $8.6 million available to reduce future tax liabilities, which will expire at various dates through 2035.
Utilization of the Company’s net operating loss (“NOL”) carryforwards and research and development (“R&D”) tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D tax credit carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership changes as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to significant complexity with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the NOL carryforwards or R&D tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt
rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards or R&D tax credit carryforwards before utilization.
The Company operates within multiple taxing jurisdictions and is required to file tax returns in those jurisdictions. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state, and local income tax authorities for all tax years in which a loss carryforward is available. The Company is currently not under examination by the Internal Revenue Service or any other jurisdiction for any tax years. The Company has not recorded any interest or penalties on any unrecognized tax benefits since inception. The Company does not believe material uncertain tax positions have arisen to date.